EXHIBIT 10.10


                   AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT


     THIS AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT (the "AMENDMENT"), effective as of October 31st, 2003 (the "EFFECTIVE DATE"), is made by and among YP.NET, INC., a Nevada corporation, f/k/a RIGL Corporation ("COMPANY"), MORRIS & MILLER, LTD., an Antigua corporation ("MORRIS & MILLER") and MATHEW AND MARKSON, LTD., an Antigua corporation ("MATHEW AND MARKSON" and, together with Morris & Miller, the "SHAREHOLDERS"). Collectively, all of the parties to this Amendment will be referred to as the "PARTIES."


                                   BACKGROUND

     The Parties executed that certain Stock Purchase Agreement, dated March 16, 1999 ("PURCHASE AGREEMENT"), whereby Company agreed to acquire all of the outstanding shares of Telco, Inc., including those shares owned by Shareholders. The Purchase Agreement provided the Shareholders with the right to "put" shares of the Company owned by them back to the Company under certain circumstances. In connection with the execution of the Purchase Agreement, the Parties executed that certain Amendment to the Stock Purchase Agreement, dated March 16, 1999, which cured a technical default under the Purchase Agreement.

     Subsequently, the Parties executed that certain 2nd Amendment to Stock Purchase Agreement, effective September 12, 2000 ("SECOND AMENDMENT") whereby the "put" rights of the Shareholders were terminated in exchange for the creation of revolving lines of credit for the benefit of the Shareholders. Under the lines of credit, the Company agreed to lend up to $10,000,000 to each Shareholder, subject to certain limitations (the "REVOLVERS").

     The parties now desire to further amend the Purchase Agreement and the Second Amendment by terminating the revolving lines of credit established under the Second Amendment in exchange for the Company's agreement to: (a) make final, predetermined advances to the Shareholders and (b) pay quarterly dividends to all of the Company's shareholders, subject to applicable law and the terms and conditions of this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants, conditions, representations and warranties herein contained, and for other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that Paragraph 1.4 of the Purchase Agreement, as amended by the Second Amendment, is hereby further amended by replacing the provisions set forth in the Second Amendment with the terms of this Amendment. All other terms of the Purchase Agreement as previously amended remain in full force and effect.

                                    ARTICLE 1
                                    ---------

                   FINAL ADVANCES AND TERMINATION OF REVOLVERS
                   -------------------------------------------

          1.1 ADVANCES. Subject to the terms and conditions of this Amendment, the Company have loaned or will lend to the Shareholders the following amounts (each, a "FINAL ADVANCE AMOUNT") as allocated and on the dates specified (each a "FINAL ADVANCE" and, collectively, with all preexisting outstanding advances or loans made to the Shareholders under the Revolvers or otherwise, the "ADVANCES"):

FINAL ADVANCE AMOUNT               ADVANCE DATE       ALLOCATION
--------------------               ------------       ----------

$250,000.00                       October 31, 2003    100,000.00 to Mathew &
                                                      Markson and $150,000.00 to
                                                      Morris & Miller

$250,000.00                       November 15, 2003   100,000.00 to Mathew &
                                                      Markson and $150,000.00 to
                                                      Morris & Miller

$1,500,000.00                     December 8, 2003    1,500,000.00 to Morris &
                                                      Miller

$325,000.00                      January 30, 2004    275,000.00 to Morris &
                                                      Miller & $50,000.00 to
                                                      Mathew & Markson

$400,000.00                       February 27, 2004   300,000.00 to Morris &
                                                      Miller and $100,000.00 to
                                                      Mathew & Markson

$575,000.00                       March 31, 2004      500,000.00 to Morris &
                                                      Miller and $75,000.00 to
                                                      Mathew & Markson

$________  (an           amount   April 9, 2004       ________ to Mathew &
sufficient     to    pay    the                       Markson and $________ to
Shareholders'        collective                       Morris & Miller
interest on all Advances by the
Company,       which      total
_________    the   "PREEXISTING
DEBT"),  for  three  years (the
"INTEREST ADVANCE"))

               1.1.1 GUARANTEE OF ADVANCES. As a material inducement by the Company to effectuate this Amendment with the Shareholders, the Company unconditionally guarantees to make the Advances listed in 1.1 above. Such Guarantee(s) of payment will be separately evidenced by individual Certificates of Guarantee for Payment (the "Certificates") in the form attached hereto as Exhibit A [WE NEED A COPY OF IT!?]. The Certificates are freely assignable by
----------
the Shareholders without notice to or consent by the Company. The assignment of the Certificates does not relieve the Shareholders of any of their obligations under this Amendment.

               1.1.2 PAYMENTS TO THIRD PARTIES. The Company will not make any of the Advances to any third party except to a law firm designated in writing by the Shareholder(s) to manage certain affairs of the Shareholder(s) or to the assignees, if any, of the Certificates. As of the signing of this Amendment, Morris & Miller designates the law firm Fennemore Craig, P.C. of Phoenix, Arizona to receive the Advances listed above on its behalf in trust from December 8, 2003, forward.

               1.1.3 METHOD OF PAYMENT. The Advances shall be made by certified check or wire transfer at the election of the Shareholders or the assignees, if any, of the Certificates.

          1.2 TERMINATION OF REVOLVERS. Upon payment of the Interest Advance, the Revolvers will terminate and expire and will be of no further force or effect. The Company will no longer be obligated to advance any funds to Shareholders or any assignee of the Certificates, except as provided in this Amendment and the Certificates. Notwithstanding the foregoing, however, the Advances, including the outstanding advance amounts made to the Shareholders under the Revolvers prior to this Amendment, will be subject to the terms of this Amendment.

          1.3  SECURITY.

               1.3.1 The Shareholders' repayment and other obligations with respect to the Advances will be secured by a lien on shares of common stock of the Company, $.001 par value per share, held by the Shareholders ("PLEDGED SHARES") on the terms and conditions for the pledge of shares as collateral provided for under the Revolvers, as set forth in the Second Amendment. Notwithstanding the foregoing, the Shareholders will pledge to the Company that number of Pledged Shares sufficient to fully collateralize the Advances based on the following per share valuation criteria ("VALUE CRITERIA"): a share of Company common stock will be valued at the greater of: (i) 90% of the highest closing price of one share of the Company's common stock during the 90-day period immediately preceding the valuation date as quoted or listed on the Over-the-Counter Bulletin Board or a national exchange or quotation system; or
(ii) a minimum of $1.00 per share. The aggregate value of the Pledged Shares based on the Value Criteria as of the date of this Amendment will be the "ORIGINAL COLLATERAL VALUE." At the end of each Company fiscal quarter, the Company will reassess the value of the Pledged Shares. If the Value Criteria produce an aggregate value that is in excess of the Original Collateral Value, the Company will release that number of Pledged Shares necessary to reduce the reassessed value to an amount equal to the Original Collateral Value. The Shareholders will not be obligated to pledge any additional shares of Company common stock if the Value Criteria produce an aggregate value that is less than the Original Collateral Value in any future measurement period.

               1.3.2 All certificates or instruments representing or evidencing the Pledged Shares will be held by the Shareholders for which a stop transfer order will be enforced at the Company's transfer agent, and upon demand, after an uncured Event of Shareholder Default (as defined below), shall be promptly delivered to the Company, and will be in suitable form for transfer by delivery, and will be accompanied by stock powers in the form of Exhibit B attached
                                                              ---------
hereto, duly executed in blank by Shareholder, to be held by Company upon the terms and conditions set forth in this Amendment. The Company will have the right, at any time in its discretion and upon notice to Shareholders following the occurrence of an Event of Shareholder Default (as defined below), to transfer to or to register in the name of Company or any of its nominees any or all of the Pledged Shares then remaining in the Shareholders' possession.

               1.3.3 The Shareholders will, from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Company may reasonably request, in order to protect any security interest granted or purported to be granted hereby, to enable the Company to exercise and enforce the rights and remedies of the Company hereunder with respect to any Pledged Shares or to carry out the provisions and purposes hereof.

               1.3.4 So long as any Advance remains unpaid, neither Shareholder will, without the consent of company:

                    (a) sell, transfer, assign or dispose of or create, incur, assume or suffer to exist any security interest, lien or other encumbrance on any of the Pledged Shares now owned or hereafter acquired other than pursuant to this Amendment; or

                    (b) convert any of the Pledged Shares into other stock or securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock).

               1.3.5 Effective upon the occurrence of an Event of Shareholder Default, the Shareholders hereby irrevocably appoint Company as their attorney-in-fact with full authority in the place and stead of Shareholders and in the name of Shareholders, Company or otherwise, from time to time in Company's discretion to take any action and to execute any instrument that Company may deem necessary or advisable to accomplish the purposes of this Amendment, including an irrevocable proxy to vote the Pledged Shares. This power of attorney is coupled with an interest and shall be irrevocable until all obligations of Shareholders on the Advances and hereunder have been indefeasibly paid and satisfied in full.

               1.3.6. Effective upon the occurrence of an Event of Company Default (as defined below) that remains uncured for 10 days, all of the Pledged Shares shall be automatically released from any claims or liens by the Company until such time as Company has cured the Event of Company Default.

               1.3.7. Effective upon the occurrence of the Loan Forgiveness (as defined below), the Pledged Shares shall be automatically and permanently released from any claims or lien by the Company.

          1.4  INTEREST.

               1.4.1 Each Shareholder acknowledges and agrees that the amount of each Advance does not include a reserve or allocation for payment of interest and that interest will be payable from the separate funds of each Shareholder.

               1.4.2 Annual interest at eight percent (8%) will accrue on the unpaid balance of each Advance, commencing on the date that the Advance was made to the Shareholders. Subject to the provisions of Section 1.7 below, the
                                                          -----------
interest on each Advance will be due and payable by the Shareholders quarterly in arrears and, in any event, all such interest will become due and payable on the "Maturity Date," as defined below. Interest on pre-existing advances for periods prior to this Amendment, has been paid with advances by the Company to the Shareholders and the principal amount of such advances has been aggregated with the pre-existing Advances that the Parties have agreed are to be repaid hereunder.

               1.4.3 All payments of principal or interest on each Advance will be made without offset or deduction of any sort including, but not limited to, any present or future taxes, levies, imposts, deductions, charges or withholdings, now or hereafter imposed or claimed, all of which amounts will be paid by the Shareholder. Each Shareholder will pay all the amounts necessary with respect to any Advance on which such Shareholder is the debtor such that the gross amount of the principal and interest received by Company is not less than that required by such Advance. All stamp and documentary transfer taxes, if any, now or hereafter imposed on any of the Loans will be paid by each Shareholder that is a debtor on such Advances. The foregoing to the contrary notwithstanding, if Company, in Company's sole discretion, pays such taxes on any of the Advances, each Shareholder that is a debtor on such Advances will immediately reimburse Company for the amount paid. Each Shareholder will furnish to Company, upon written request therefor by Company, official tax receipts or other evidence of payment of all such stamp and documentary transfer taxes, if any.

          1.5  MATURITY  DATE.

               1.5.1 The unpaid principal balance of each Advance, including all prior advances made under the Revolvers, together with all unpaid interest accrued thereon and all other amounts payable by any Shareholder under the terms of this Amendment will be due and payable on May 7, 2007 ("MATURITY DATE"). All payments will be made in lawful money of the United States of America in same day funds and received by Company not later than the close of Company's business on the Maturity Date. Any payment received after the close of Company's business on the Maturity Date will be deemed received by Company on the next business day.

               1.5.2 If the Maturity Date should fall on a day that is not a business day, payment of the outstanding principal balance due and payable on such Maturity Date will be made on the next succeeding business day and such extension of time will be included in computing any interest in respect of such payment.

          1.6 PREPAYMENT. The Advances may be prepaid, in whole or in part, without any penalty whatsoever.

          1.7 PREPAYMENT OF INTEREST. Shareholders will pay to Company an amount at least equal to the Interest Advance (the "INTEREST PAYMENT") within ten days of the receipt by Shareholders of the Interest Advance. The Interest Payment will satisfy the Shareholders' interest obligations on the Advances through the Maturity Date.

          1.8 EVENT OF SHAREHOLDER DEFAULT. The occurrence of any of the following will be deemed to be an event of Shareholder default ("EVENT OF SHAREHOLDER DEFAULT"):

               (a) default in the payment of all outstanding amounts of principal or interest on the Maturity Date;

               (b) the entry of an order for relief under the Federal Bankruptcy Code or similar laws in Antigua or otherwise governing a Shareholder as to a Shareholder or approving a petition in reorganization or other similar relief under bankruptcy or similar laws in the United States of America, Antigua or any other competent jurisdiction, and if such order, if involuntary, is not satisfied or withdrawn within 60 days after entry thereof; or the filing of a petition by a Shareholder seeking any of the foregoing, or consent thereto; or the filing of a petition to take advantage of any Shareholder's act; or making a general assignment for the benefit of the Company; or admitting in writing inability to pay debts as they mature;

               (c) if a court of competent jurisdiction enters an order or decree under any bankruptcy law that (i) appoints a trustee, receiver, assignee, liquidator or similar official for a Shareholder or substantially all of a Shareholder's properties; or (ii) orders the liquidation of a Shareholder, and in each case the order or decree is not dismissed within 60 days;

               (d) the liquidation, termination, or winding up of a Shareholder; or

               (e) if a Shareholder or any affiliated party or entity of Shareholder breaches any term or is in default under any provision of this Amendment.

So long as any amount under an Advance shall remain unpaid, Shareholder will, unless the Company otherwise consents in writing, promptly give written notice to the Company in reasonable detail of the occurrence of any Event of Shareholder Default or of any condition, event or act, which, with the giving of notice or the passage of time or both, would or might constitute an Event of Shareholder Default.

          1.9 EVENT OF COMPANY DEFAULT. The occurrence of any of the following will be deemed to be an event of Company default ("EVENT OF COMPANY DEFAULT"):

               (a) the Company's failure to pay a Final Advance Amount on or before the Advance Dates listed in Section 1.1;
                                         ------------


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
               (b) the Company's failure to pay a permissible Dividend or a Dividend Default Payment in accordance with the provisions in Article 2;
                                                                      ---------

               (c) the entry of an order for relief under the Federal Bankruptcy Code or similar laws otherwise governing the Company as to the Company or approving a petition in reorganization or other similar relief under bankruptcy or similar laws in the United States of America and if such order, if involuntary, is not satisfied or withdrawn within 60 days after entry thereof; or the filing of a petition by the Company seeking any of the foregoing, or consent thereto; or the filing of a petition to take advantage of the Company's act; or making a general assignment for the benefit of the Company; or admitting in writing inability to pay debts as they mature;

               (d) if a court of competent jurisdiction enters an order or decree under any bankruptcy law that (i) appoints a trustee, receiver, assignee, liquidator or similar official for the Company or substantially all of the Company's properties; or (ii) orders the liquidation of the Company, and in each case the order or decree is not dismissed within 60 days;

               (e)  the  liquidation, termination, or winding up of the Company;
or

               (f) if the Company or any affiliated party or entity of the Company breaches any term or is in default under any provision of this Amendment.

So long as Company is obligated to pay any Advances or declare any dividends, pursuant to this Amendment, Company will, unless the Shareholders otherwise consent in writing, promptly give written notice to the Shareholders in reasonable detail of the occurrence of any Event of Company Default or of any condition, event or act, which, with the giving of notice or the passage of time or both, would or might constitute an Event of Company Default.


                                    ARTICLE 2
                                    ---------

                                    DIVIDENDS
                                    ---------

          2.1  AGREEMENT  TO  ISSUE  QUARTERLY  DIVIDEND.

               2.1.1 Subject to applicable laws under the Nevada Revised Statutes and the Federal and State securities laws in effect from time to time, the Company agrees, to the extent the Company and the Board of Directors are permitted under the applicable laws, to declare and pay a cash dividend of at least $.01 per share to all of its common stock shareholders within 60 days of
                                                                      --
the end of each fiscal quarter ("DIVIDEND DATE") commencing no later than April 30th, 2004 for the Company's fiscal quarter ended March 31, 2004, and for each fiscal quarter thereafter based on the record date announced by the Board of Directors (a "PERMISSIBLE DIVIDEND").

               2.1.2 Shareholders acknowledge and understand that the Company will be under no obligation to pay a dividend or make any distribution to its shareholders under this Amendment or otherwise unless the declaration and payment of such dividends or distributions is permitted under the provisions of Nevada Revised Statutes Sec.78.288, or any successor statute, in effect  as  of  a  Dividend  Date ("PERMITTED COMPANY DEFAULT").  A copy of Sec.
78.288 in existence as of the date of this Amendment is attached here as Exhibit
                                                                         -------
C. Shareholders further acknowledge and agree that a Permitted Company Default will not constitute an Event of Company Default or a breach of or default under
      ---
any terms, conditions or provisions of this Amendment, the Purchase Agreement or Revolvers.

          2.2  FAILURE  TO  PAY  A  PERMISSIBLE  DIVIDEND.

               2.2.1 Except in circumstances where a Permitted Company Default exists, the Shareholders will be entitled to the immediate payment from the
Company of $1,000,000.00 ("DIVIDEND DEFAULT PAYMENT") in the event: (a) the Company fails to cause a Permissible Dividend to be declared and paid to its shareholders by an applicable Dividend Date and (b) if such failure continues
                                               ---
uncured for 25 days after the Company's receipt of a written notice by either Shareholder ("DIVIDEND DEFAULT NOTICE").

               2.2.2 Except in circumstances where a Permitted Company Default exists, in addition to the Dividend Default Payment, the Shareholders will be entitled to have the Advances currently outstanding, and all accrued interest, if any, forgiven by the Company ("LOAN FORGIVENESS") in the event: (a) the Company fails to cause a Permissible Dividend to be declared and paid to its shareholders for two consecutive Dividend Dates and (b) such default continues
                   ---                            ---
uncured for 25 days after the Company's receipt of a second Dividend Default Notice.

          2.3 TERMINATION OF REQUIRED DIVIDENDS. Neither the Company nor its officers, directors or shareholders will have any further obligations to the Shareholders or any shareholders, either to pay Permissible Dividends or to make Advances upon the earlier to occur of: (i) a Loan Forgiveness or (ii) the Maturity Date.

                                    ARTICLE 3
                                    ---------

SHAREHOLDERS  ANNOUNCE  THEIR  INTENTION TO PURCHASE ADDITIONAL COMMON SHARES OF
--------------------------------------------------------------------------------
THE  COMPANY.
-------------

     Each of the Shareholders currently intend to purchase up to 1 million additional common shares of the Company on the open market subject to all applicable laws and regulations and their discretion within the next 24 months. The Shareholders will do this as part of an organized plan of buying that will allow the shareholders to buy whenever there is a softening of prices in the market. Nevertheless, the Shareholders are under no obligation to purchase any additional shares or to purchase shares at any specific time.

                                    ARTICLE 4
                                    ---------

     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  EACH  SHAREHOLDER
     -------------------------------------------------------------------

     Knowing that the Company will be relying on the following representations, warranties and covenants of the Shareholders as an inducement to execute this Amendment, each Shareholder, jointly and severally, hereby represents, warrants and covenants to Company as follows:

          4.1 There are no actions, suits, or proceedings pending or, to the best of each Shareholders' knowledge after due diligence, threatened in any court or before or by any governmental authority that materially and adversely affects each Shareholders' ability to pay and perform each Shareholder's obligations on the Advances or under this Amendment or that involve the validity, enforceability, or priority of this Amendment.

          4.2 This Amendment, and all other documents referred to herein to which each Shareholder is a party, constitute valid and binding obligations of each Shareholder enforceable in accordance with their terms. The consummation of the transactions contemplated hereby and the performance of any of the terms and conditions hereof will not result in a breach of or constitute a default under any mortgage, deed of trust, promissory note, loan agreement, credit agreement, or any other agreement to which either Shareholder is a party or by which either Shareholder may be bound.

          4.3 Each Shareholder has the full power and authority to execute, deliver and perform its respective obligations under this Amendment and all other documents referred to herein to which they are parties.

          4.4 Each Shareholder is a corporation, duly formed, validly existing and in good standing under the laws of Antigua and each has the full power and authority to enter into this Amendment and to carry out the transactions contemplated to be carried out by each Shareholder hereunder. The parties signing this Amendment on behalf of each Shareholder have full power and authority to do so. All necessary consents, approvals, resolutions and other actions have been taken to duly authorize the execution and delivery of this Amendment and the performance by each Shareholder of the covenants and obligations to be performed and carried out by each Shareholder hereunder.

          4.5 Each Shareholder is the legal, record, and beneficial owner of, and has good and marketable title to, their respective Pledged Shares, free and clear of all security interests, liens, claims, charges, or other encumbrances, except the security interest contemplated by this Amendment, and no financing statement covering the Pledged Shares is filed or recorded in any public office.

          4.6 The security interest in the Pledged Shares granted to the Company constitutes, and hereafter will constitute, a security interest of first priority in favor of the Company.

          4.7 There are no attachments, levies, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debt or relief laws contemplated by either Shareholder or any of the officers, directors or shareholders of either Shareholder, as applicable, or to the best of either Shareholder's knowledge after due inquiry, currently pending in any judicial or administrative proceeding against either Shareholder or any one or more of the officers, directors or shareholders of either Shareholder, as applicable.

          4.8 Each Shareholder has full power and authority to own its properties and to carry on its business as now being conducted.

          4.9 The liens, security interests and assignments created by this Amendment and the Second Amendment will be or are, as applicable, valid, effective, properly perfected and enforceable liens, security interests and assignments.

          4.10 Each Shareholder will make all payments of interest and principal on the Advances and will keep and comply with all terms, covenants, conditions and provisions of this Amendment.

          4.11 Each Shareholder will execute and deliver such additional documents and do such other acts as Company may reasonably require in connection with this Amendment.

          4.12 Each Shareholder will execute and deliver to Company, from time to time as requested by Company, such other documents as will be necessary to provide the rights and remedies to Company granted or provided for in this Amendment.

          4.13 Each Shareholder will notify Company of the commencement of any action, suit or proceeding: (i) against either Shareholder or (ii) involving the validity or enforceability of this Amendment or the other documents or agreements referred to herein or the priority of the liens and/or security interests created hereby, within 24 hours following each Shareholder's receipt of notice of any of the foregoing.

          4.14 The Company may, but will not be obligated to, commence, appear in, or defend any action or proceeding purporting to affect an Advance or the respective rights and obligations of Company and each Shareholder under this Amendment. The Company may, but will not be obligated to, pay all necessary expenses, including reasonable attorney's fees and expenses incurred in connection with such proceedings or actions, which each Shareholder agrees to repay to Company upon demand, together with interest from the date such funds are advanced until full repayment thereof.

          4.15 Neither Shareholder will assign or transfer any interest under this Amendment without the prior written consent of Company, and any such purported assignment will be an Event of Shareholder Default hereunder and will be void, except that each of the Shareholders may assign any of the Certificates in accordance with Section 1.1.2.
                      --------------

                                    ARTICLE 5
                                    ---------

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY
              ----------------------------------------------------

     Knowing that the Shareholders will be relying on the following representations, warranties and covenants of the Company as an inducement to execute this Amendment, the Company hereby represents, warrants and covenants to the Shareholders as follows:

          5.1 There are no actions, suits, or proceedings pending or, to the best of the Company's knowledge after due diligence, threatened in any court or before or by any governmental authority that materially and adversely affects the Company's ability to pay and perform the Company's obligations under this Amendment or that involve the validity, enforceability, or priority of this Amendment.

          5.2 This Amendment, and all other documents referred to herein to which the Company is a party, constitute valid and binding obligations of the Company enforceable in accordance with their terms. The consummation of the transactions contemplated hereby and the performance of any of the terms and conditions hereof will not result in a breach of or constitute a default under any mortgage, deed of trust, promissory note, loan agreement, credit agreement, or any other agreement to which the Company is a party or by which the Company may be bound.

          5.3 The Company has the full power and authority to execute, deliver and perform its obligations under this Amendment and all other documents referred to herein to which it is a party.

          5.4 The Company is a corporation, duly formed, validly existing and in good standing under the laws of Nevada and it has the full power and authority to enter into this Amendment and to carry out the transactions contemplated to be carried out by the Company hereunder. The person signing this Amendment on behalf of the Company has full power and authority to do so. All necessary consents, approvals, resolutions and other actions have been taken to duly authorize the execution and delivery of this Amendment and the performance by the Company of the covenants and obligations to be performed and carried out by the Company hereunder.

          5.5 There are no attachments, levies, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debt or relief laws contemplated by the Company or any of the officers or directors of the Company, as applicable, or to the best of the Company's knowledge after due inquiry, currently pending in any judicial or administrative proceeding against Company or any one or more of the officers or directors of the Company, as applicable.

          5.6 The Company has full power and authority to own its properties and to carry on its business as now being conducted.

          5.7 The Company will make all Advances and Permissible Dividend payments and will comply with all terms, covenants, conditions and provisions of this Amendment.

          5.8 The Company will execute and deliver such additional documents and do such other acts as the Shareholders may reasonably require in connection with this Amendment.

          5.9 The Company will execute and deliver to the Shareholders, from time to time as requested by the Shareholders, such other documents as will be necessary to provide the rights and remedies to the Shareholders granted or provided for in this Amendment.

          5.10 The Company will notify Shareholders of the commencement of any action, suit or proceeding: (i) against the Company or (ii) involving the validity or enforceability of this Amendment or the other documents or agreements referred to herein within 24 hours following the Company's receipt of notice of any of the foregoing.

          5.11 The Shareholders may, but will not be obligated to, commence, appear in, or defend any action or proceeding purporting to affect the respective rights and obligations of Company and each Shareholder under this Amendment. The Shareholders may, but will not be obligated to, pay all necessary expenses, including reasonable attorney's fees and expenses incurred in connection with such proceedings or actions, which the Company agrees to repay to the Shareholders upon demand, together with interest from the date such funds are advanced until full repayment thereof.

          5.13 The Company will not assign or transfer any interest under this Amendment, other than to a wholly-owned subsidiary, without the prior written consent of the Shareholders, and any such purported assignment will be an Event of Company Default hereunder and will be void.

                                    ARTICLE 6
                                    ---------

                          GENERAL TERMS AND CONDITIONS
                          ----------------------------

          6.1 ENTIRE AGREEMENT. This Amendment, together with the exhibits attached hereto and the Certificates executed pursuant to this Amendment, is intended by the Parties as a final expression of their agreement with respect to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions thereof and supersedes all prior representations, warranties, agreements, arrangements, understandings and negotiations with respect to the subject matter hereof.

          6.2 NOTICES. All notices, demands, requests, and other communications required or permitted hereunder will be in writing and will be delivered by hand, telegram, facsimile or deposited with the United States Postal Service postage prepaid, registered or certified mail, return receipt requested, or delivered by courier or personal delivery addressed as follows:

               If  to  Company:

               YP.Net,  Inc.
               4840  East  Jasmine  Street,  Suite  105
               Mesa,  Arizona  85205-3321
               Facsimile:  480-860-0800
               Telephone:  480-654-9646
               with  a  copy  to:

               Daniel  M.  Mahoney,  Esq.
               Rogers  &  Theobald  L.L.P.
               2425  East  Camelback  Road,  Suite  850
               Phoenix,  Arizona  85016
               Facsimile:  602-852-5570
               Telephone:  602-852-5567


               If  to  Shareholders:

               Morris  &  Miller,  Ltd.
               Woods  Centre
               St.  John's,  Antigua,  W.I.

               And:

               Mathew  and  Markson,  Ltd.
               Woods  Centre
               St.  John's,  Antigua,  W.I.

               with  a  copy  to:

               James  J.  Trimble,  Esq.
               Fennemore  Craig
               3003  North  Central  Avenue
               Suite  2600
               Phoenix,  Arizona  85012-2391
               Facsimile:  (602)  916-5305
               Telephone:  (602)  916-5305

All notices sent within the United States shall be deemed delivered two business days after deposit with the United States Postal Service, or if delivered by facsimile, telegram, courier or by personal delivery, then notice is deemed delivered upon the date and time of actual receipt or refusal of delivery by the representative's agents and employees of the each Shareholder. All notices sent outside of the United States shall be deemed delivered 15 business days after deposit with the United States Postal Service, or if delivered by facsimile, telegram, courier or by personal delivery, then notice is deemed delivered upon the date and time of actual receipt or refusal of delivery by the representative's agents and employees of the each Shareholder. Any party may designate a different address or person to whom such notices should be sent by giving notice thereof as provided herein, which change of address will be effective upon receipt.

          6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Shareholder contained in this Amendment will survive the execution and delivery of this Amendment, and will continue until the obligations of each Shareholder on the Advances under this Amendment have been satisfied in full. The representations and warranties of the Company contained in this Amendment will survive the execution and delivery of this Amendment, and will continue until the obligations of the Company under this Amendment have been satisfied in full.

          6.4 AMENDMENTS; MODIFICATIONS. No provision of this Amendment may be amended or modified, except by instrument in writing executed by the party against whom such amendment or modification is sought to be enforced.

          6.5  NO  WAIVER  AND  STANDARD  FOR  CONSENTS.

               6.5.1 No waiver by Company of any of Company's rights or remedies under this Amendment or otherwise will be considered a waiver of any other or subsequent right or remedy of Company; no delay or omission in the exercise or enforcement by Company of any rights or remedies will be construed as a waiver of any other right or remedy of Company; and, to the extent permitted by applicable law, no exercise or enforcement of any such rights or remedies will be held to exhaust any right or remedy of Company.

               6.5.2 No waiver by a Shareholder of any of the Shareholder's rights or remedies under this Amendment or otherwise will be considered a waiver of any other or subsequent right or remedy of the Shareholder; no delay or omission in the exercise or enforcement by a Shareholder of any rights or remedies will be construed as a waiver of any other right or remedy of the Shareholder; and, to the extent permitted by applicable law, no exercise or enforcement of any such rights or remedies will be held to exhaust any right or remedy of a Shareholder.

               6.5.3 Any provision of this Amendment to the contrary notwithstanding, if Company's consent or approval is required or sought by either Shareholder, Company will be entitled to give or withhold Company's consent or approval as Company, in Company's sole discretion, may determine.

               6.5.4 Any provision of this Amendment to the contrary notwithstanding, if a Shareholder's consent or approval is required or sought by the Company, the Shareholder will be entitled to give or withhold the Shareholder's consent or approval as the Shareholder, in the Shareholder's sole discretion, may determine.

          6.6 CONTROLLING AGREEMENT. In the event of any conflict between this Amendment and any other agreement or document, this Amendment will govern and control.

          6.7 NO THIRD PARTY BENEFICIARY. This Amendment is for the sole benefit of Company and each Shareholder and is not for the benefit of any third party, except that the assignee of any Certificate may enforce its rights under the Certificate directly against the Company.

          6.8 NUMBER AND GENDER. Whenever used herein, the singular number will include the plural and the singular, and the use of any gender will be applicable to all genders, unless the context requires otherwise.

          6.9 CAPTIONS. The captions and headings used in this Amendment are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof or thereof.

          6.10 GOVERNING LAW/JURISDICTION/VENUE/WAIVER OF JURY TRIAL. This Amendment and the Advances will be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflict of laws principles. In regard to any litigation that may arise in regard to this Amendment, the Parties will and do hereby submit to the jurisdiction of and the Parties hereby agree that the proper venue will be in the United States District Court for the District of Arizona in Phoenix or in the Superior Court of Arizona in Maricopa County, Arizona. To the extent permitted by law, each of the Parties hereby waives the right to a jury trial.

          6.11 TIME OF THE ESSENCE. Time is of the essence with respect to each and every term and condition of this Amendment.

          6.12 ATTORNEYS' FEES. If any party breaches its representations or warranties under this Amendment or fails to fulfill or perform any of its covenants or obligations in this Amendment, that party will pay all costs, including without limitation, reasonable attorneys' fees and expert witness fees, that may be incurred by other parties to enforce the terms, covenants, conditions and provisions of this Amendment, or that may be incurred as a result of the default under or breach of this Amendment, whether or not legal action is commenced.

          6.13 COUNTERPARTS. This Amendment may be executed in counterparts and by facsimile, each of which will be deemed an original, and all of which together will be deemed one and the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, this Amendment is executed and delivered as of the Effective Date by the Parties.

                              YP.NET,  INC.


                              By:/S/ DeVal Johnson
                                 -------------------------
                              DeVal  Johnson
                              Secretary,  Director


                              MORRIS  &  MILLER,  LTD.


                              By:/S/ Ilse Cooper
                                 -------------------------
                                     AMT,  Director


                              MATHEW  AND  MARKSON,  LTD.


                              By:/S/ Ilse Cooper
                                 -------------------------
                                     AMT,  Director




                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

                                                                         EXHIBIT

                             CERTIFICATE OF GUARANTY


                                                                       EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers __________ shares of the common stock of YP.NET, INC., a Nevada corporation (the "Company"), to YP.NET, INC., which shares are represented by Certificate No. _____, standing in the name of the undersigned on the books of the Company. The undersigned hereby irrevocably constitutes and appoints _________________________________________ as its attorney to transfer said stock on  the  books  of  the Company with full power of substitution in the premises.

     Dated:  ___________________

                                        [MORRIS & MILLER/MATHEW AND
                                        MARKSON], LTD., an Antiguan corporation




                                        By: ____________________________________
                                        Its:____________________________________

                                                                       EXHIBIT C

                       NEVADA REVISED STATUTES SEC.78.288

NRS  78.288  DISTRIBUTIONS  TO  STOCKHOLDERS.
     1. Except as otherwise provided in subsection 2 and the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid.
     2.   No  distribution  may  be  made  if,  after  giving  it  effect:
     (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or
     (b) Except as otherwise specifically allowed by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.
     3. The board of directors may base a determination that a distribution is not prohibited pursuant to subsection 2 on:
     (a) Financial statements prepared on the basis of accounting practices that are reasonable in the circumstances;
     (b) A fair valuation, including, but not limited to, unrealized appreciation and depreciation; or
     (c)  Any  other  method  that  is  reasonable  in  the  circumstances.
     4.   The  effect  of  a  distribution  pursuant  to  subsection  2  must be measured:
     (a)  In  the  case  of  a  distribution  by  purchase,  redemption or other acquisition  of  the  corporation's  shares,  as  of  the  earlier  of:
          (1) The date money or other property is transferred or debt incurred by the corporation; or
          (2) The date upon which the stockholder ceases to be a stockholder with respect to the acquired shares.
     (b) In the case of any other distribution of indebtedness, as of the date the indebtedness is distributed.
     (c)  In  all  other  cases,  as  of:
          (1)  The  date  the  distribution  is authorized if the payment occurs within  120  days  after  the  date  of  authorization;  or
          (2) The date the payment is made if it occurs more than 120 days after the date of authorization.
     5. A corporation's indebtedness to a stockholder incurred by reason of a distribution made in accordance with this section is at parity with the corporation's indebtedness to its general unsecured creditors except to the extent subordinated by agreement.
     6. Indebtedness of a corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of determinations pursuant to subsection 2 if its terms provide that payment of principal and interest are made only if and to the extent that payment of a distribution to stockholders could then be made pursuant to this section. If the indebtedness is issued as a distribution, each payment of principal or interest must be treated as a distribution, the effect of which must be measured on the date the payment is actually made.
      (Added  to  NRS  by  1991,  1187;  A  2001,  1369,  3199)
                                                   ----   ----

     NRS  78.300  LIABILITY  OF  DIRECTORS  FOR  UNLAWFUL  DISTRIBUTIONS.
     1.   The  directors  of  a  corporation  shall  not  make  distributions to stockholders  except  as  provided  by  this  chapter.
     2.   Except  as  otherwise provided in subsection 3 and NRS 78.138, in case
                                                             ----------
of any violation of the provisions of this section, the directors under whose administration the violation occurred are jointly and severally liable, at any time within 3 years after each violation, to the corporation, and, in the event of its dissolution or insolvency, to its creditors at the time of the violation, or any of them, to the lesser of the full amount of the distribution made or of any loss sustained by the corporation by reason of the distribution to stockholders.
     3. The liability imposed pursuant to subsection 2 does not apply to a director who caused his dissent to be entered upon the minutes of the meeting of the directors at the time the action was taken or who was not present at the meeting and caused his dissent to be entered on learning of the action.
     [75:177:1925;  A 1931, 415; 1949, 158; 1943 NCL Sec. 1674]-(NRS A 1987, 83;
1991,  1229;  2001,  3174)
                     ----